Supplement dated May 1, 2009 to
Prospectus dated May 1, 2009

Until the system conversion of all transfer agency services from Atlantic Fund Administration, LLC (“Atlantic”) to U.S. Bancorp Fund Services, LLC (“USBFS”) is complete, Atlantic will continue to serve as the Fund’s Transfer Agent.  The conversion is expected to occur in mid-July 2009.

Inquiries concerning the Fund or shareholder accounts, requests for Fund documents, and orders to purchase or redeem shares of the Fund should be addressed as follows, rather than as shown in the Prospectus:

How to Contact the Fund
Write to us at:
Jordan Opportunity Fund
Attn: Transfer Agent
Atlantic Fund Administration, LLC
P.O. Box 588
Portland, Maine 04112

Telephone us at:
(800) 441-7013 (toll free)

Visit our Web site at:
www.jordanopportunity.com

Overnight address:
Jordan Opportunity Fund
Attn: Transfer Agent
Atlantic Fund Administration, LLC
Three Canal Plaza, Ground Floor
Portland, Maine 04101

Wire investments or ACH payments to:
Please contact the Transfer Agent at (800) 441-7013 (toll free) to obtain the ABA routing number and account number for the Fund.

You can get free copies of the annual/semi-annual reports (when available), the SAI, request other information and discuss your questions about the Fund by contacting the Fund at the above address or telephone number.

You will be informed in writing when USBFS begins providing the Fund’s transfer agency services as shown in the Prospectus.

Please retain this Supplement with the Prospectus for reference.